UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 26, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                         0-20859                75-2287752
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01                  Other Events.

         Geron Corporation (the "Company") deems the following information to be material:

         On December 13, 2006, the Company entered into a Securities Purchase Agreement with certain institutional investors (the "Investors") in connection with the offering of (i) 5,000,000 shares of Common Stock, (ii) warrants to purchase 3,000,000 additional shares of Common Stock (the "A Warrants"), (iii) warrants to purchase 1,875,000 additional shares of Common Stock (the "B Warrants"), (iv) warrants to purchase 1,576,686 additional shares of Common Stock (the "C Warrants" and together with the A Warrants and B Warrants, "Warrants") and (v) the shares of Common Stock to be issued upon exercise of the Warrants (the "Offering"). The number of A Warrants to be issued was determined by multiplying the aggregate number of shares of Common Stock purchased by all Investors by 60%. The B Warrants were exercisable from time to time at a price of $8.00 per share during the period from December 15, 2006 until February 28, 2007. The B Warrants and the B Warrant Shares were issued pursuant to a registration statement on Form S-3 (File No. 333-136327) filed on August 4, 2006 (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value ("Common Stock"), preferred stock, warrants and debt securities with a maximum aggregate offering price of $250,000,000, which Registration Statement was declared effective on August 18, 2006.

         On February 27, 2007, the Company announced the exercise of the B Warrants for all 1,875,000 shares of Common Stock underlying the B Warrants (the "B Warrant Shares"), at an exercise price of $8.00 per share, for gross proceeds of $15.0 million.

         On February 26, 2007, the Company agreed to issue additional warrants to purchase an aggregate of 1,125,000 shares of Common Stock to the Investors ("D Warrants") in connection with the full exercise of the B Warrants. The number of D Warrants issued to the Investors was determined by multiplying the aggregate number of shares purchased upon exercise of the B Warrants by 60%. The D Warrants will be exercisable from time to time, beginning June 13, 2007 until December 15, 2010, and the exercise price will be equal to 120% of the average closing bid prices of the Company's Common Stock for the five trading day period immediately prior to June 13, 2007, not to exceed $12.14 per share. The D Warrants and the shares of Common Stock underlying the D Warrants are being issued pursuant to the Registration Statement.

         The Company's Press Release, dated February 27, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                                  None.


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                  (b) Pro Forma Financial Information.

                                  None.

                  (c) Shell Company Transactions.

                                  None.

                  (d) Exhibits.

                                  4.1     Form of D Warrant to be issued by
                                          the Company to certain purchasers.

                                  99.1    Press Release dated February 27, 2007.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GERON CORPORATION



Date: March 1, 2007                  By: /s/ David L. Greenwood
                                         -------------------------------
                                             David L. Greenwood
                                             Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

  Exhibit
    No.                             Description
--------    --------------------------------------------------------------------
4.1         Form of D Warrant to be issued by the Company to certain purchasers.
99.1        Press Release dated February 27, 2007.